Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent events
Filing for Chapter 11 Protection
On February 10, 2021, we filed petition for reorganization in a voluntary bankruptcy under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas in respect of Seadrill Limited and its consolidated subsidiaries with the exceptions of Seadrill New Finance Limited and its subsidiaries. On February 7, 2021 we filed the Chapter 11 cases separately for Seadrill GCC Operations Ltd, Asia Offshore Limited, Asia Offshore Rig 1 Limited, Asia Offshore Rig 2 Limited and Asia Offshore Rig 3 Limited.
As part of the Chapter 11 Proceedings, we were granted "first day" relief to enable day-to-day operations of the Seadrill Group to continue as usual. Specifically, the relief included the authority to pay key trade creditors and employee wages and benefits without change or interruption and we expect we will pay all suppliers and vendors in full under normal terms for goods and services provided during the Chapter 11 Proceedings.
The Chapter 11 Proceedings are opened to facilitate a balance sheet restructuring which will enable Seadrill Limited to continue to operate its modern fleet of drilling units. We expect that the Chapter 11 reorganization will lead to significant equitization of our debt and result in minimal or no recovery for current shareholders. Seadrill Limited has commenced parallel liquidation proceedings in Bermuda and on February 12, 2021, the Bermuda Supreme Court ordered the appointment of Joint Provisional Liquidators under Bermuda law to oversee the Chapter 11 Proceedings together with the Board of Directors of the Company. This is a non-adjusting event and therefore there has been no impact on the financial statements for the year ended December 31, 2020.
Seadrill Partners
On February 3, 2021 Seadrill Partners entered into a management agreement with Energy Drilling to maintain, market and operate the Seadrill Partners owned tender rigs T-15, T-16 and West Vencedor. The agreement started a 90-day transition period of services provided from Seadrill Limited to Energy Drilling.
On February 10, 2021 we received notification that Seadrill Partners have submitted a motion for the approval of a new framework agreement with Vantage Drilling for certain rigs in the Seadrill Partners Fleet.
Forbearance agreement Senior Secured Notes
On January 15, 2021 we determined not to make the semi-annual 4% cash interest payment due to the senior secured note holders. This constituted an additional event of default.
On February 11, 2021, Seadrill entered into a forbearance agreement with holders of the Senior Secured Notes. Pursuant to the forbearance agreement, the consenting creditors have agreed not to exercise any enforcement rights for the semi-annual 4% cash interest payment, which was due to the senior secured note holders on 15 January 2021 in respect but not paid, until 24 February 2021.On February 23, 2021, this forbearance agreement was extended to March 10, 2021, and then extended again on March 9, 2021, to March 24, 2021, unless otherwise cancelled.
West Taurus lease arrangement
On February 12, 2021, we filed an order of rejection of the lease contract with respect to the West Taurus and consequently the lease has been rejected. We expect to hand over the West Taurus rig to Ship Finance in April 2021. Seadrill is responsible for the rig costs up until the delivery of the rig. The handover of West Taurus will result in reduction of our fleet to 33 drilling units.